DRIVEN BY VALUE

FREEPORT-MCMORAN

3rd Quarter 2017 Earnings Conference Call

October 25, 2017

A member of ICMM International Council on Mining & Metals

FCX LISTED NYSE

fcx.com

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, operating cash flows, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold and molybdenum price changes, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, and share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; production rates; potential effects of cost and capital expenditure reductions and production curtailments on financial results and cash flow; potential inventory adjustments; potential impairment of long-lived mining assets; the outcome of negotiations with the Indonesian government regarding PT Freeport Indonesia's (PT-FI) long-term operating rights; the potential effects of violence in Indonesia generally and in the province of Papua; industry risks; regulatory changes (including adoption of the financial assurance regulations as proposed by the U.S. Environmental Protection Agency under CERCLA for the hard rock mining industry); political risks; labor relations; weather- and climate-related risks; environmental risks; litigation results (including the final disposition of the unfavorable Indonesian Tax Court ruling relating to surface water taxes and the outcome of Cerro Verde's royalty dispute with the Peruvian national tax authority); and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2016, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC. With respect to FCX's operations in Indonesia, such factors include whether PT-FI will be able to resolve complex regulatory matters in Indonesia and continue to export copper after December 31, 2017.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. Mineralized material is a mineralized body that has been delineated by appropriately spaced drilling and/or underground sampling to support the estimated tonnage and average metal grades. Such a deposit cannot qualify as recoverable proven and probable reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development costs, unit costs, grades, recoveries and other material factors. Our estimates of potential resources are based on geologically reasonable interpolation and extrapolation of more limited information than is used for mineralized material (measured and indicated) and requires higher copper prices. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and molybdenum, net debt and adjusted EBITDA which are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of unit net cash costs per pound of copper and molybdenum to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 3Q17 press release, which are also available on FCX's website, "fcx.com." A reconciliation of net debt and adjusted EBITDA to amounts reported in FCX's consolidated financial statements are included in this presentation.

3Q17 Highlights

- Strong Results Throughout Global Operations
  - Notable Productivity Improvements at Grasberg – Mill Averaged 195 kt/d in September
- Positive Outlook for Future Results
- Continued Execution of Deleveraging Plan



$20.1
Net Debt
$ in bns
$9.8
YE 2015
9/30/2017
Net Debt/LTM EBITDA
4.6x
1.8x

Continued Advancement of Key 2017 Goals

1. Safe & Efficient Operations
2. Building Long-Term Value in Our Attractive Portfolio of Copper Assets
3. Resolving Long-Term Rights in Indonesia

Strong Cash Flow Generation

($ in mm)



+$875*
+$1,998*
$1,183
OCF
@ Cu
$2.94/lb
$308
CAPEX
3Q17
$3,012
OCF
@ Cu
$2.79/lb
$1,014
CAPEX
9-mo 2017

NOTE: Net debt equals gross debt less consolidated cash
** Operating cash flow less CAPEX*

Copper Market Commentary

LME Copper Price


per pound
$3.18
10/24/17
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17
6/30/17
9/30/17
$2.13
$2.20

	Price Change
Since 12/31/15	+49%
Since 9/30/16	+45%
YTD 2017	+27%

Source: Bloomberg

- Positive Demand Globally
  - Manufacturing Sectors are Performing Well
  - Chinese Growth is Exceeding Expectations
  - European Growth Continues
  - U.S. Demand is Solid
- Supply Side Issues Remain
  - Absence of Major New Projects on the Horizon
  - Declining Production from Existing Mines
  - Exchange Stocks Remain Historically Low
- Solid Fundamental Outlook
  - Wood Mackenzie Estimates ~5MMt of New Projects Required Over Next Decade
  - Greenfield Mines Require Sustained Copper Price of Over $3/lb
  - 7-10 Year Lead Time; Few World Class Opportunities
  - Automotive Electrification Positive for Copper

Electric Vehicle (EV) Revolution - Positive Incremental Demand Driver for Copper

- **EVs are Copper Intensive** - Consume 3-4x More Copper
- **Strong Potential For EV Market**
  - Rapid Growth Forecasted Over Next Decade
  - Estimates of Additional Annual Copper Usage: 500kt to Well Over 1MMt by 2025
- **Policy Goals have Fueled Enthusiasm Regarding Adoption Rate**
  - Governments Planning to Reduce/Ban Internal Combustion Engine Vehicles
  - Continued Policy Support Would Accelerate EV Adoption
- **EV Charging Infrastructure Will Require Additional Copper**

World Class Copper Discoveries Are Extremely Rare

Recoverable Copper Reserves


Million metric tons
0
5
10
15
20
25
30
35
Escondida - 1981
Collahuasi - 1880
Grasberg Complex - 1988
Buenavista - 1926
Andina - 1865
KGHM Polish Copper - 1957
Toquepala - 1800s
Cerro Verde - 1860s
El Teniente - 1910
Oyu Tolgoi - 2001

2017e Copper Production


Thousand metric tons
0
200
400
600
800
1000
1200
Escondida - 1981
Collahuasi - 1880
Cerro Verde - 1860s
Grasberg Complex - 1988
Buenavista - 1926
Morenci - 1870
Las Bambas - 2005
Chuquicamata - 1910
El Teniente - 1910
Antamina - 1873

Source: Wood Mackenzie
e=estimate

FCX Values Beyond Proved & Probable Reserves

Preserving Optionality for the Future – Driven by Value

U.S.

- Large footprint with substantial undeveloped sulfide resources
- Significant existing infrastructure provides for Brownfield expansions
- District extensions include:
  - Bagdad
  - Chino/Cobre
  - Lone Star/Safford
  - Morenci
  - Sierrita

South America

- El Abra mill project to develop large sulfide resource
- Advancing technical studies for concentrator similar to Cerro Verde expansion
- Large footprint at Cerro Verde

Serbia

- Timok lower zone – large, high-grade, early stage opportunity

D.R.C. – Kisanfu*

- Largest undeveloped cobalt deposit in the world
- Permitted
- Stand-alone project or processed by nearby operations

Grasberg District

- 2 bn tonnes in mineralized material beyond 2P reserves

** Asset held for sale*

Americas Status Report

- Strong Operating Performance
- 674 mm lbs of Copper Sold in 3Q17
- Cerro Verde Concentrator Averaged 379 kt/d in 3Q17
- Continued Solid Cost and CAPEX Management
- Advancing Studies for Future Growth to Maintain Optionality


Americas Cash Flow
($ in mm)
+$719*
+$2,036*
$2,331
$824
OCF @ Cu $2.93/lb
$105
CAPEX
3Q17
OCF @ Cu $2.78/lb
$295
CAPEX
9-mo 2017

* Operating cash flow less CAPEX.

NOTE: Amounts reflect FCX's consolidated subsidiary, Freeport Minerals Corporation. CAPEX includes $32 mm in 3Q 2017 and $88 mm in 9-mo 2017 for Miami Smelter upgrade.

Large Development Project Inventory
Copper Sulfide Opportunities in Americas

- **Bagdad**
- **Chino/Cobre**
- **El Abra**
- **Lone Star/Safford**
- **Morenci**
- **Sierrita**


(bns of lbs)
60
137
266
Bagdad
Chino/Cobre
El Abra
Lone Star/ Safford
Morenci
Sierrita
Cerro Verde
Other
2P Reserves @ $2.00 Cu
Including Mineralized Material* @ $2.20 Contained Cu
Including Potential*

Future Development Subject to Market Conditions

* *Mineralized material and potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources will become proven and probable reserves. See Cautionary Statement.*

Lone Star Oxide Project

- Located in Eastern Arizona, ~4 Miles from Safford & ~17 Miles from Morenci
- Resource Estimate: ~635MM st of Leach Material at 0.48% Copper
- Utilizes Existing Infrastructure at Safford
- Regulatory Permits Have Been Obtained
- Low Execution Risk
- Summary Statistics
  - Estimated Production: ~200 mm lbs/year
  - Mine Life: ~20 Years
  - Capital Costs: $850 Million (~50% for Mine Equipment & Pre-production Stripping)
  - Estimated Unit Cash Cost: $1.75/lb
  - ~3 Years to First Production
  - After-tax NPV @ 8%: $0 ($2.40 Copper) to $1.2 Billion ($3.50 Copper)
- Provides Exposure to Large Sulfide Deposit (60+ bn lbs Cu Contained)

See Cautionary Statement.

Lone Star Sulfide Potential


N
Leach Pit
Cu > 0.30%
Oxide
Chalcocite
Chalcopyrite
1 km
% Copper
>=0.00
>=0.10
>=0.20
>=0.30
>=0.40
>=0.60
>=0.80
>=1.00
+0.6% Cu
2017
Drill Hole
+0.3% Cu
Potential Extension of Sulfide Orebody

El Abra Sulfide Mill Project

- Large Sulfide Resource
- Resource Estimate: 2 Billion Tonnes at >0.45% Copper
- Advancing Technical Studies
  - 240 kt/d Concentrator – Similar to Recent Cerro Verde Expansion
  - Estimated Production: ~750 mm lbs/year
  - 6-8 Year Expected Lead Time
    - 3-4 Years of Feasibility and Permitting
    - 3-4 Years Construction Period

See Cautionary Statement.

El Abra Sulfide Potential


West
Cross-Section looking North
East
2016 Reserve Pit
2016
Mineralized
Material
Pit Shell
% Cu
>=0.0
>=0.1
>=0.2
>=0.3
>=0.4
>=0.6
>=0.8
1 km

Significant Intercepts

Indonesia Update

August 29, 2017 – Announcement of Framework for Agreement with GoI

- PT-FI To Convert its Contract of Work to a Special License (IUPK), which Will Provide PT-FI with Long-term Operating Rights through 2041
- Government of Indonesia To Provide Certainty of Fiscal and Legal Terms during the Term of the IUPK
- PT-FI To Commit to Construct a New Smelter in Indonesia within Five Years of Reaching a Definitive Agreement
- FCX To Agree to Divest to Indonesian Participants 51% of PT-FI at Fair Market Value
  - Divestment Will be Structured so that FCX Will Continue to Retain Control Over Operations
- Parties are Actively Engaged in Negotiating Documentation for this Framework
- Concentrate Exports Extended Through 12/31/17

PT-FI Cash Flow

($ in mm)



+$416*
+$866*
$592
OCF @ Cu $2.95/lb
$176**
CAPEX
$1,446
OCF @ Cu $2.81/lb
$580**
CAPEX
3Q17
9-mo 2017

3Q17 Unit Net Cash Cost: 13¢/lb 77% Lower Than 3Q16

* *Operating cash flow less CAPEX.*
** *Includes $170 mm in 3Q17 and $537 mm in 9-mo 2017 associated with Grasberg Underground.*

Grasberg Block Cave

World Class Design


GBC Rail Lines

- Construction Progress Will Enable Initial Caving in Late 2018
- Expected to Ramp Up to >1 Bn lbs of Cu & >1 mm ozs of Au Within 5-6 Yrs*


Service Shaft
Hoist Room


Rail Car Unloading Station


Train Car Test Track

Grasberg Block Cave Design

Oblique View Looking Southwest

<u>Reserves</u>: 964mm t @ 1.03% Cu & 0.78 g/t Au


Production Levels
~1 km
Fixed Facilities
Ventilation Drifts
Pump Station
Crushers
Tunnels from Ridge Camp
Conveyor & Service Declines

* *Amounts in aggregate*

Grasberg Mining District


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
Big Gossan
DOZ
DMLZ
Kucing Liar Spur
Big Gossan Spur
MLA
Grasberg BC Spur
DMLZ Spur
N

PT-FI History of Block Caving


GBT
IOZ
DOZ
DMLZ

1980's	**GBT block cave mine** *Depleted*
1990's	**IOZ block cave mine** *Depleted*
2000's	**DOZ block cave mine** *Operating*
Future	• **DMLZ** *Start-up* • **Grasberg BC** *In development* • **Kucing Liar** *Future development*

Financial Benefits to Indonesia

- Positive Long-term Historical Relationship
- 50-Year History of Operations in Indonesia
- Contributed $60+ Bn to National GDP Since 1992
- Largest Private Employer in Papua & Significant Economic Engine for Development in Region
- One of the Largest Taxpayers in Indonesia
- Contributed 1% of Revenues to Local Community Through the *"Freeport Partnership Fund For Community Development"*
  - Over $680 Million Since Inception (1996) Through 2016

Financial Benefits Breakdown

~$19 Billion


GOI
62%
FCX
38%

(2007-2016)

Future Taxes, Royalties & Dividends for Government through 2041 Expected to Exceed $40 Bn*

** Assumes full development; based on long-term pricing of $3/lb for copper and $1,200/oz for gold.*

2017e Outlook

Sales Outlook	▪ Copper: 3.7 Billion lbs. ▪ Gold: 1.6 Million ozs. ▪ Molybdenum: 94 Million lbs.
Unit Cost of Copper	▪ Site Production & Delivery: $1.59/lb ▪ After By-product Credits (1): $1.19/lb, Including $0.98/lb for 4Q17e
Operating Cash Flows (2)	▪ ~$4.3 Billion (@ $3.00/lb Copper for 4Q17e) ▪ Each 10¢/lb Change in Copper for 4Q17e = $80 MM
Capital Expenditures	▪ $1.5 Billion – $0.9 Billion for Major Projects, Including $0.7 Billion for Underground Development in Indonesia (3) – $0.6 Billion for Other Mining

(1) Assumes average prices of $1,300/oz gold and $8/lb molybdenum for 4Q17e.

(2) Assumes average prices of $1,300/oz gold and $8/lb molybdenum for 4Q17e; each $100/oz change in gold would have an approximate $40 mm impact and each $2/lb change in molybdenum would have an approximate $15 mm impact.

(3) As a result of regulatory uncertainty, PT-FI has slowed investments in its underground development projects. If PT-FI is unable to reach agreement with the Indonesian government on its long-term mining rights, FCX intends to reduce or defer investments significantly in underground development projects.

e = estimate. See Cautionary Statement.

Sales Profile

Copper Sales (billion lbs)



5
4
3
2
1
0
4.65
4.17
Net of Volumes Sold in Tenke/ Morenci Transactions
3.7
3.9
3.7
2016
2017e
2018e
2019e - 2021e AVG*

Note: Consolidated copper sales include 910 mm lbs in 2016, 670 mm lbs in 2017e, 700 mm lbs in 2018e and 685 mm lbs in 2019e - 2021e avg for noncontrolling interest; excludes purchased copper.

* Assumes continued exports from Indonesia after 12/31/17. Because of Underground transition at Grasberg, 2019e expected to be below 3-yr avg; current estimate for 2019e is 3.5 bn lbs of copper and 1.0 mm ozs of gold. Excludes potential copper volumes from Lone Star Oxide.

e = estimate. See Cautionary Statement.

Gold Sales (million ozs)



3
2
1
0
1.1
1.6
2.4
1.2
2016
2017e
2018e
2019e - 2021e AVG*

Note: Consolidated gold sales include 99k ozs in 2016, 150k ozs in 2017e, 220k ozs in 2018e and 110 ozs for 2019e-2021e avg for noncontrolling interest.

Molybdenum Sales (million lbs)



90
60
30
0
74
94
94
94
2016
2017e
2018e
2019e - 2021e AVG

EBITDA and Cash Flow at Various Copper Prices

EBITDA
($1,300/oz Gold, $8.00/lb Molybdenum)



(US$ billions)
$9
$6
$3
$0
2018e/2019e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

Operating Cash Flow (excluding Working Capital changes)
($1,300/oz Gold, $8.00/lb Molybdenum)



(US$ billions)
$6
$4
$2
$0
2018e/2019e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

Note: 2018e EBITDA and Operating Cash Flow expected to be above the two-year average. Assumes continued exports from Indonesia after 12/31/17. For 2018e/2019e average price sensitivities see slide 30. EBITDA equals operating income plus depreciation, depletion and amortization.
e = estimate. See Cautionary Statement.

Capital Expenditures

(US$ billions)


Spending Assumes Resolution of Indonesian Matters and Excludes Potential Lone Star Project
$2.8
Oil & Gas
1.2
Major Mining Projects
1.2
Other Mining
0.4
TOTAL MINING
1.6
$1.5
0.9*
0.6
$2.0
0.9*
1.1
$1.8
0.9*
0.9
2016
2017e
2018e
2019e

* Major mining projects include $0.7 bn associated with Grasberg Underground development in 2017e, $0.75 bn for 2018e and $0.8 bn for 2019e. As a result of regulatory uncertainty, PT-FI has slowed investments in its underground development projects. If PT-FI is unable to reach agreement with the Indonesian government on its long-term mining rights, FCX intends to reduce or defer investments significantly in underground development projects.

Note: Includes capitalized interest; excludes potential spending on new smelter in Indonesia.
e= estimate. See Cautionary Statement.

Strong Execution of Deleveraging Plan

Net Debt at Varying Copper Prices
Excludes Potential Lone Star Project


(US$ billions)
$20.0
$15.0
$10.0
$5.0
$0.0
$20.1
$11.8
$9.8
$9.1
$6.2
$5.3
$4.4
YE 2015
YE 2016
9/30/2017
$3.00
$3.00
$3.25
$3.50
Net Debt/EBITDA
1.6x
0.8x
0.6x
0.5x
YE 2017e
YE 2018e

Note: Sensitivity assumes $8/lb Molybdenum and $1,300/oz Gold for 4Q17e and 2018e. Assumes continued exports from Indonesia after 12/31/17.
Net debt equals gross debt less consolidated cash. EBITDA equals operating income plus depreciation, depletion and amortization.
e= estimate. See Cautionary Statement.

Positive Long-term Outlook

FREEPORT-MCMORAN

Industry-Leading Copper Position



Experienced Team of Operators & Developers



Long-lived, Geographically Diverse Portfolio



Financially Strong



Executing Clearly Defined Strategy

Reference Slides

Financial Highlights

Sales Data	3Q17	9-mo 2017
Copper		
Consolidated Volumes (mm lbs)	932	2,683
Average Realization (per lb)	$2.94	$2.79
Site Production & Delivery Costs (per lb)	$1.57	$1.60
Unit Net Cash Costs (per lb)	$1.21	$1.26
Gold		
Consolidated Volumes (000's ozs)	355	969
Average Realization (per oz)	$1,290	$1,261
Molybdenum		
Consolidated Volumes (mm lbs)	22	71
Average Realization (per lb)	$9.22	$9.18

Financial Results (in billions, except per share amounts)	3Q17	9-mo 2017
Revenues	$4.3	$11.4
Net Income Attributable to Common Stock	$0.3[(1)]	$0.8
Diluted Net Income Per Share	$0.19[(1)]	$0.53
Operating Cash Flows [(2)]	$1.2	$3.0
Capital Expenditures	$0.3	$1.0
Total Debt	$14.8	$14.8
Consolidated Cash	$5.0	$5.0

(1) After adjusting for net charges of $212 mm (15¢/share) primarily related to accruals for Peruvian government claims associated with disputed royalty matters, adjusted net income attributable to common stock totaled $492 mm (34¢/share) for 3Q17. For additional information, refer to "Adjusted Net Income (Loss)" in the supplemental schedules of FCX's 3Q17 press release, which are available on FCX's website.

(2) Includes net working capital sources and changes in tax payments of $45 mm for 3Q17 and $388 mm for first nine months of 2017.

Cerro Verde Royalty Dispute

- Cerro Verde has Contested Royalty Assessments from Peruvian Tax Authority for Periods Beginning December 2006 on Basis that They Were Exempt Under 1998 Stability Agreement
- In October 2017, the Peruvian Supreme Court Issued a Ruling on the 2008 Assessments that was Adverse to Cerro Verde's Position
- As a Result of the Peruvian Supreme Court Ruling, Cerro Verde Recorded Pre-tax Charges of $357 mm ($188 mm Net to FCX) in 3Q for Prior Assessments and Potential Royalty and Related Assessments for December 2006-2013; Cerro Verde Entered Into a New 15-Year Stability Agreement Effective January 1, 2014 and Has Been Paying Royalties Thereunder
  - Paid $135 mm Under Protest Through September 30, 2017
- Cerro Verde will Seek a Waiver of Penalties and Interest Applicable Under Peruvian Law and Has Not Recorded Charges for Certain Unpaid Penalties and Interest for 2009 - 2013
- Cerro Verde Acted in Good Faith and is Evaluating Alternatives to Defend its Rights

3Q 2017 Mining Operating Summary

3Q17 Unit Production Costs

Cash Unit Costs (per pound of copper)	North America	South America	Indonesia	Consolidated
Site Production & Delivery	$1.67	$1.60	$1.41	$1.57
By-Product Credits	(0.17)	(0.19)	(1.80)	(0.63)
Treatment Charges	0.11	0.22	0.27	0.20
Royalties & Export Duties	-	0.01	0.25	0.07
Unit Net Cash Costs	$1.61	$1.64	$0.13	$1.21

Sales From Mines for 3Q17 & 3Q16 by Region



North America
347
458
Cu
mm lbs
22 (1)
16 (1)
Mo
mm lbs
3Q17
3Q16
3Q17
3Q16
South America(2)
327
323
3Q17
3Q16
Indonesia(3)
258
332
352
307
Au
000 ozs
3Q17
3Q16
3Q17
3Q16

(1) Includes 8 mm lbs in 3Q17 and 5 mm lbs in 3Q16 from South America.
(2) Silver sales totaled 1.0 mm ozs in 3Q17 and 952 k ozs in 3Q16.
(3) Silver sales totaled 666 k ozs in 3Q17 and 928 k ozs in 3Q16.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 3Q17 press release, which is available on FCX's website.

2017e Operating Estimates

2017e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Consolidated
Cash Unit Costs (1)				
Site Production & Delivery (2)	$1.63	$1.58	$1.55	$1.59
By-product Credits	(0.16)	(0.17)	(2.03)	(0.67)
Treatment Charges	0.11	0.22	0.27	0.19
Royalties & Export Duties	-	0.01	0.28	0.08
Unit Net Cash Costs	$1.58	$1.64	$0.07	$1.19

2017e Sales by Region


North America
South America
Indonesia
1,470
Cu
mm lbs
94 (3)
Mo
mm lbs
1,230
1,010
1.6 (4)
Au
mm ozs

(1) Estimates assume average prices of $3.00/lb for copper, $1,300/oz for gold and $8/lb for molybdenum for 4Q17e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(2) Production costs include profit sharing in South America and severance taxes in North America.

(3) Includes molybdenum produced in South America.

(4) Includes gold produced in North America.

Note: e = estimate. See Cautionary Statement.

2017e Quarterly Sales



Copper Sales (million lbs)
1,200
900
600
300
0
809
942
932
1,030
1Q17
2Q17
3Q17
4Q17e

Note: Consolidated copper sales include approximately 156 mm lbs in 1Q17, 158 mm lbs in 2Q17, 177 mm lbs in 3Q17 and 179 mm lbs in 4Q17e for noncontrolling interest; excludes purchased copper.



Gold Sales (thousand ozs)
750
500
250
0
182
432
355
625
1Q17
2Q17
3Q17
4Q17e

Note: Consolidated gold sales include approximately 17k ozs in 1Q17, 40k ozs in 2Q17, 32k ozs in 3Q17 and 61k ozs in 4Q17e for noncontrolling interest.



Molybdenum Sales (million lbs)
25
20
15
10
5
0
24
25
22
23
1Q17
2Q17
3Q17
4Q17e

e = estimate. See Cautionary Statement.

Sensitivities (US$ millions)

	2018e/2019e	
Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$350	$270
Molybdenum: +/- $1.00/lb	$65	$55
Gold: +/- $50/ounce	$80	$45
Currencies: [(1)] +/- 10%	$145	$100

(1) U.S. Dollar Exchange Rates: 619 Chilean peso, 13,300 Indonesian rupiah, $0.80 Australian dollar, $1.19 Euro, 3.21 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes. Assumes continued exports from Indonesia after 12/31/17.

e = estimate. See Cautionary Statement.

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2017e-2022e

2017e – 2022e PT-FI Share
Total: 6.2 billion lbs copper
Annual Average: 1.0 billion lbs

2017e – 2022e PT-FI Share
Total: 9.1 million ozs gold
Annual Average: 1.5 million ozs



Copper, billion lbs
Gold, million ozs
1.0
1.6
1.2
2.4
0.7
1.0
1.0
1.2
1.3
1.4
1.0
1.5
2017e
2018e
2019e
2020e
2021e
2022e

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors. Assumes continued exports from Indonesia after 12/31/17.
e = estimate. Amounts are projections; see Cautionary Statement.

FCX Debt Maturities as of 9/30/17



(US$ billions)
$8
$6
$4
$2
$0
Total Debt & Cash at 9/30/17
FCX Revolver $ -
Senior Notes 13.3
Cerro Verde Credit Facility 1.5
Total Debt $14.8
Consolidated Cash $ 5.0
$0.7
2.30% Sr. Notes
$1.5
2.375% Sr. Notes
$0.0
$1.9
CV Non-recourse
3.1% & 6.5% Sr. Notes
$1.3
CV Non-recourse
4% Sr. Notes
$2.8
CV Non-recourse
3.55% & 6.75% Sr. Notes
$2.8
3.875% & 6.875% Sr. Notes
$0.8
4.55% Sr. Notes
$3.0
5.40% & 5.45% Sr. Notes and FMC Sr. Notes
2017
2018
2019
2020
2021
2022
2023
2024
Thereafter

In September 2017, Redeemed $543 mm in Senior Notes
Interest Savings Associated with Redemptions ~$35 mm per annum

Adjusted EBITDA Reconciliation

(in millions)	3Q 2017	12 Months Ended 9/30/2017
Net Income Attributable to Common Stock – Continuing Operations	$277	$1,043
Interest expense, net	304	814
Income tax provision	387	1,039
Depreciation, depletion and amortization	418	1,850
(Gain) Loss on exchanges and early extinguishment of debt	(11)	17
Net (gain) loss on sales of assets	(33)	47
Accretion	31	128
Cerro Verde royalties and related net charges	216	216
Other net charges [1]	65	389
Other income, net	(2)	(31)
Net (loss) income attributable to noncontrolling interest (NCI)	(35)	187
Equity in affiliated companies' net earnings	(3)	(8)
Gain on redemption and preferred dividends attributable to redeemable NCI	-	(192)
Eliminations and adjustments from discontinued operations	-	(38) [2]
Adjusted EBITDA – Continuing Operations	**$1,614**	**$5,461**
Adjusted EBITDA – Discontinued Operations	-	86 [2]
FCX Adjusted EBITDA [3]	**$1,614**	**$5,547**

(1) Other net charges for 3Q17 primarily include net adjustments to environmental obligations ($64 mm). Other net charges for the 12-month period ended 9/30/2017 include (i) mining-related charges for PT-FI workforce reductions ($117 mm) and asset retirement/impairment and inventory adjustments ($49 mm), (ii) oil and gas charges for drillship settlements/idle rig cots ($79 mm), net restructuring and contract termination costs ($55 mm) and net noncash mark-to-market losses on oil derivative contracts ($41 mm), and (iii) net charges to environmental obligations and related litigation reserves ($48 mm).

(2) Adjustment reflects the inclusion of adjustments made to Africa mining's gross profit in connection with reporting Tenke as discontinued operations, primarily associated with the elimination of intercompany sales to other FCX subsidiaries.

(3) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.